UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  December 28, 2006

                            ALEXANDER & BALDWIN, INC.
             (Exact name of registrant as specified in its charter)


           Hawaii                         0-565                 99-0032630
           ------                         -----                 ----------
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
----------------------------     ------------------------    ----------------
     of incorporation)                                      Identification No.)
     ----------------                                       -------------------

                       822 Bishop Street, P. O. Box 3440
                            Honolulu, Hawaii 96801
                            ----------------------
              (Address of principal executive office and zip code)

                                 (808) 525-6611
                                 --------------
              (Registrant's telephone number, including area code)

                                  Not Applicable
                                  --------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 _
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 _
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 _
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 _
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01 Entry into a Material Definitive Agreement
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         The information set forth below in Item 2.03 is incorporated into this
Item 1.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an
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Off-Balance Sheet Arrangement of a Registrant
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         On December 28, 2006, Alexander & Baldwin, Inc. ( "A&B" or the
"Company"), entered into a Credit Agreement (the "A&B Agreement") with First Hawaiian Bank ("FHB"), Bank of America, N.A. ("BofA"), Wells Fargo Bank, National Association ("Wells Fargo"), BNP Paribas, American Savings Bank, F.S.B. ("ASB"), and Bank of Hawaii ("BOH") (collectively, the "Lenders"), for a
$225 million revolving credit facility. Concurrently, Matson Navigation Company, Inc. ("Matson"), a wholly-owned subsidiary of A&B, entered into a Credit Agreement (the "Matson Agreement") with the Lenders for a $100 million revolving credit facility that is linked to the A&B Agreement.

         The A&B Agreement supersedes A&B's Second Amendment to Third Amended and Restated Revolving Credit and Term Loan Agreement dated October 1, 2004 with FHB, BofA, BOH, The Bank of New York, Wells Fargo, and ASB of $200 million and A&B's Fourteenth Amendment dated October 31, 2005 to the $78.5 million Revolving Credit Agreement between A&B and FHB, dated December 30, 1993, as amended. The Matson Agreement supersedes Matson's Credit Agreement with BofA dated
October 25, 2002 of $50 million, as amended; and the Revolving Line of Credit Note with Wells Fargo dated September 30, 2005 of $30 million.

         The A&B Agreement and Matson Agreement, which expire on December 28, 2011, together provide the Company with an aggregate $325 million, 5-year unsecured commitment ("Senior Credit Facility"). During the term of the Senior Credit Facility, A&B and Matson (the "Borrowers"), at their option, may reallocate the $325 million commitment available under the Senior Credit Facility between the Borrowers, provided the aggregate commitment remains at $325 million. The Borrowers may allocate the entire commitment available under the Senior Credit Facility to A&B, or they may allocate any other amount, generally in increments of $1 million, to Matson, provided the allocation to Matson does not exceed $100 million.

         The Senior Credit Facility also provides for: (i) a $100 million sub-limit for the issuance of standby and commercial letters of credit for the account of A&B, (ii) a $50 million sub-limit for the issuance of standby and commercial letters of credit for Matson, and (iii) a $30 million sub-limit for swing line loans.

         The Senior Credit Facility is subject to facility fees, letter of credit fees and interest on draws based on the Borrowers' credit rating as determined by Standard & Poor's or Moody's Investment Service, Inc. Facility fees and letter of credit fees are computed using rates tied to a sliding scale, which range from 0.075% to 0.150% for facility fees and 0.225% to 0.475% for letter of credit fees, based on the Borrowers' current credit rating. Interest rates on draws under the Senior Credit Facility are also tied to a sliding scale of rates based on the Borrowers' current credit rating, plus London Interbank Offered Rate ("LIBOR") for the applicable borrowing period. These rates range from 0.225% to 0.475% plus LIBOR. Alternatively, the Borrowers may select an interest rate based on a "base rate option," as defined in the agreements.

         Amounts drawn under the Senior Credit Facility currently bear interest at 0.225% plus LIBOR, provided the Borrowers maintain an S&P/Moody's rating of A-/A3 or better. The maturity date for draws under the Senior Credit Facility ranges from two weeks to six months, at the Borrowers' option.

         Amounts drawn under the swing line bear interest at a rate agreed between the Borrowers and the Lenders at the time a draw is made and loans mature no later than ten business days from the date of the draw.

         The A&B Agreement and the Matson Agreement contain various restrictive covenants. Restrictive covenants for A&B include the requirement that it maintain minimum shareholders' equity levels, minimum property investment values, and total debt to earnings before interest, depreciation, amortization, and taxes of 3.75:1. Restrictive covenants for Matson include the requirement that it maintain minimum shareholders' equity levels, working capital in excess of $1, and limitations on the creation of certain liens.

         The foregoing description of the A&B Agreement and the Matson Agreement is qualified in its entirety by the terms of the A&B Agreement and Matson Agreement, which are filed as Exhibits 10.1 and 10.2, respectively.

Item 9.01 Financial Statements and Exhibits
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         (d)      Exhibits

                  10.1 Credit Agreement, dated December 28, 2006, between Alexander & Baldwin, Inc. and First Hawaiian Bank, Bank of America, N.A., Wells Fargo Bank, National Association, BNP Paribas, American Savings Bank, F.S.B., and Bank of Hawaii.

                  10.2 Credit Agreement, dated December 28, 2006, between Matson Navigation Company, Inc. and First Hawaiian Bank, Bank of America, N.A., Wells Fargo Bank, National Association, BNP Paribas, American Savings Bank, F.S.B., and Bank of Hawaii.




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                                   SIGNATURE
                                   ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 4, 2007



                                     ALEXANDER & BALDWIN, INC.

                                     /s/ Christopher J. Benjamin
                                     --------------------------------------
                                     Christopher J. Benjamin
                                     Senior Vice President, Chief Financial
                                     Officer and Treasurer